Equity	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Schedule of ordinary share capital

NOTE 7 - EQUITY:

a.	Composition

	Number of shares
	Authorized	Issued and paid	Authorized	Issued and paid
	June 30, 2021		December 31, 2020
Ordinary shares of no-par value	75,000,000	25,893,297	75,000,000	18,152,590

b.

Registered direct offerings and warrants exercises:

On February 18, 2021, the Company completed a registered direct offering of approximately $9.75 million, before deducting offering expenses at the amount of $527 thousand. The offering consisted of (i) 4,615,000 ADSs at a purchase price of $2.00 per ADS, and (ii) 260,000 pre-funded warrants at a purchase price of $1.999 per warrant, each to purchase one ADS for $0.001.

During the six-month period ended June 30, 2021, 3,090,900 warrants from the Company’s April 23, 2020 offering of ADSs were exercised into 3,090,900 ADSs in exchange for an aggregate exercise amount of approximately $3.7 million.